EXHIBIT 32

DIGIPATH, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DigiPath, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Stoppenhagen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of  1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 7, 2014

/s/ ERIC STOPPENHAGEN
Eric Stoppenhagen Principal Executive Officer Principal Financial Officer